Summary Prospectus	May 10, 2013

MIDAS SERIES TRUST
MIDAS PERPETUAL PORTFOLIO
Symbol: MPERX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://midasfunds.com/midas-funds-prospectus.html.  You can also get this information at no cost by calling 1-800-400-MIDAS (6432) or by sending an e-mail request to info@midasfunds.com, or from your financial intermediary.  The Fund’s prospectus and statement of additional information, both dated April 30, 2013, are incorporated herein by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to preserve and increase the purchasing power value of its shares over the long term.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	2.23%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses 1	3.06%
(1) The total annual fund operating expenses listed above do not correlate to the ratio of expenses to average net assets listed in the “Financial Highlights” on page 28 of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$309	$945	$1,606	$3,374

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was less than 1% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

In pursuit of its investment objective, the Fund normally seeks to invest in the following investment categories in accordance with following Target Percentages, subject to certain quarterly and other adjustments (Target Percentage in parentheses):  gold (20%); silver (10%); Swiss franc assets (20%); hard asset securities (25%); and large capitalization growth stocks (25%).  Pending investment or if the Fund’s investment manager determines that market conditions warrant, the Fund may hold money market funds, money market instruments, bank deposits, investment grade, short term corporate bonds and banker’s acceptances, and similar investments without limit.  The Fund may also make these investments for temporary defensive purposes.  Accordingly, from to time, the Fund’s actual percentage of its total assets invested in a given investment category may vary from its Target Percentage, sometimes substantially.

Subsequent to each calendar quarter end the Fund’s investment manager normally compares the Fund’s actual percentage of investments in a given category with the Target Percentage for that category, and may adjust the Fund’s investments to more closely align the actual percentage to the Target Percentage in cases where the variance is greater than one-tenth.  Also, from time to time, the Fund may use leverage to increase its investment in large capitalization growth stocks to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).  See “Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings” in the Prospectus for more information.

Gold and silver investments include bullion, bullion type coins, and shares of exchange traded funds that invest therein (“ETFs”).  From time to time, mining company shares may be used to achieve target allocations in gold and silver if deemed attractive for tax planning or other purposes.  Swiss franc assets consist of deposits of Swiss francs at Swiss or non-Swiss banks and the bonds and other securities of the federal government of Switzerland.  Hard asset securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) typically include those of U.S. and foreign companies dealing primarily in real estate (such as timberland, ranching and farm land, raw land, and land with improvements and structures) and natural resources (such as oil, gas, coal, precious and non-precious metals, and minerals).  Large capitalization growth stocks normally include U.S. and foreign companies with market capitalizations over $50 billion which the investment manager believes may experience growth in revenues, earnings, or other similar measures and may include options, warrants, and similar derivatives on such stocks.  The Fund may trade securities actively in pursuit of its investment objective.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Market.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio.  A risk of investing in stocks, bonds, gold and silver, and other investments is that their value will go up and down reflecting market movements and you could lose money.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in a non-diversified fund’s total returns.

Investments in Gold and Silver.  Investments in gold and silver are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold and silver.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling gold and silver and certain other non-securities related sources.  Accordingly, the Fund may be required to hold gold and silver or to sell them at a loss, or to sell securities at a gain, when for investment reasons it would not otherwise do so.

Investment Companies and ETFs.  Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies and in ETFs.  The ETFs in which the Fund may invest will generally have investment exposure to gold and silver which may subject them to greater volatility than investments in traditional securities.  The market value of the shares of other investment companies and ETFs may differ from their net asset value (“NAV”).  As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment management and administration fees, while continuing to pay its own investment management and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

Natural Resource Companies.  Natural resource companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments, and economic conditions.  The operations and financial performance of natural resources companies may be directly affected by the prices of the produced commodities, especially those natural resources companies whose reserves of the commodities are significant assets.   The value of securities issued by natural resources companies may also be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments.  It is possible that the performance of securities of natural resources companies may lag the performance of other industries or the broader market as a whole. The prices of natural resources company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk.  To maintain or increase their revenue level, natural resource companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of natural resources companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Gold and Silver Mining Company Risk.  The profitability of companies involved in gold and silver mining and related activities is significantly affected by changes in the market price of gold and silver.  Gold and silver mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of gold and silver mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  There may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the countries that issue the securities or in which the issuers are located.  With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets.  These borrowings would be subject to interest costs that may or may not be recovered by appreciation of the securities purchased.  There can be no assurance that the Fund’s use of leverage will be successful.

Security Selection.  The securities in the Fund’s portfolio may decline in value.  The investment manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.

Securities Lending.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance.  Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, bullion or coins, ETF shares or other Fund holdings in complete or partial payment of redemptions.

Fixed Income Securities.  The Fund may invest in fixed income securities that are affected by changes in interest rates.  When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.  Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Although the Fund may invest in fixed income securities of any credit quality or maturity, it has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade.

Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation will decrease in the United States or rise in Switzerland.  Swiss government bonds are subject to some risk of default.

Real Estate Investment Trusts and Other Real Estate Companies.  Real estate investment trusts (“REITs”) and other real estate company securities are subject to, among other risks:  declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.  REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation, and the possibility of failing to qualify for “pass-through” of income under the federal tax law.

Pricing.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower a Fund’s after tax performance.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.    The Lipper Mixed Asset Target Allocation Moderate Index (“LMTAMI”) is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest.    Past performance (before and after taxes) is not predictive of future performance.

Prior to December 29, 2008, the Fund (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities.  On December 29, 2008, the Fund changed its name from Midas Dollar Reserves, Inc. to Midas Perpetual Portfolio, Inc. and began operating as a fluctuating net asset value fund with the investment objective, strategies, and risks above.

MIDAS PERPETUAL PORTFOLIO – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 7/1/09 - 9/30/09 7.69%
Worst Quarter: 4/1/12 – 6/30/12 (3.88)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Return Before Taxes	4.92%	7.24%	4.58%
Return After Taxes on Distributions	4.92%	6.83%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	3.20%	6.15%	3.69%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%
LMTAMI	11.74%	2.52%	6.27%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation.

Portfolio Manager

The portfolio has been managed by the Investment Policy Committee (“IPC”) of the investment manager since December 29, 2008.  The members of the IPC are:  Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and Mark C. Winmill, Chief Investment Strategist (since 2012).

PURCHASE AND SALE OF FUND SHARES

Minimum Investments

Account Type	Initial	Subsequent	IRAs and HSAs	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Automatic Investment Program	$ 100	$100	Health Savings Account	$1,000	$100

Midas Automatic Investment Program.  With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Fund by any of the methods explained below on each day the New York Stock Exchange is open for trading (“Business Day”).

By Mail.  Write to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

By Telephone or Internet.  To expedite the redemption of Fund shares call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.midasfunds.com.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or long term capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor may pay the intermediary for services related to the sale of Fund shares.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.